UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 29, 2004
(Date of Earliest Event Reported: June 29, 2004)

EL PASO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Item 5. Other Events and Regulation FD Disclosure

     On June 29, 2004, we provided an update of our strategic plan for our production business. A copy of our press release is attached as Exhibit 99.A and a copy of the related slide presentation is attached as Exhibit 99.B.

Item 7. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
Number	Description
99.A	Press Release dated June 29, 2004.
99.B	Slide Presentation dated June 29, 2004.

Item 12. Results of Operations and Financial Condition

     On June 29, 2004, we provided an update of our strategic plans for our production business. A copy of our press release is attached as Exhibit 99.A and a copy of the related slide presentation is attached as Exhibit 99.B.

     (a) Exhibits.

Exhibit
Number	Description
99.A	Press Release dated June 29, 2004
99.B	Slide Presentation dated June 29, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ JEFFREY I. BEASON
Jeffrey I. Beason
Senior Vice President and Controller (Principal Accounting Officer)

Dated: June 29, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.A	Press Release dated June 29, 2004.
99.B	Slide Presentation dated June 29, 2004.